                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 28, 1998
                                                           ------------

                      Union Planters Mortgage Finance Corp.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


              Delaware                   333-35471             62-1712370
    -------------------------------------------------------------------------
    (State or other jurisdiction       (Commission           (IRS Employer
          of incorporation)            File Number)       Identification No.)


            7130 Goodlett Farms Parkway, Cordova, Tennessee    38018
          ------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (901) 580-6000
                                                          ---------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

        On May 28, 1998, the Registrant caused the issuance and sale of $380,958,124 aggregate initial principal amount of Mortgage Pass-Through Certificates, Series 1998-1 (the "Certificates") pursuant to the Series 1998-A Pooling and Servicing Agreement, dated as of May 1, 1998 (the "Pooling and Servicing Agreement"), among the Registrant, Union Planters Bank, N.A., as Master Servicer, The Bank of New York, as Contract of Insurance Holder, and The Bank of New York, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 1998 Edition) (the "Standard Terms"). The Certificates were issued in fourteen Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:

                                  INITIAL                                                      FINAL
                                CERTIFICATE                                                  SCHEDULED
                                 PRINCIPAL                       PASS THROUGH              DISTRIBUTION
    DESIGNATION                   BALANCE                            RATE                     DATE(5)
    -----------                -------------                     ------------              -------------
        A-1                    $ 198,644,000                        6.350%                 June 15, 2028
        A-2                    $  19,915,000                        6.450%                 June 15, 2028
        A-3                    $  66,363,000                        6.600%                 June 15, 2028
        A-4                    $  66,347,000                        6.800%                 June 15, 2028
        A-5                    $  19,160,000                        6.750%                 June 15, 2028
        B-1                    $   1,904,000                        6.950%                 June 15, 2028
        B-2                    $     952,000                        6.950%                 June 15, 2028
        B-3                    $     952,000                        6.950%                 June 15, 2028
        B-4                    $   1,904,000                        6.950%                 June 15, 2028
        B-5                    $   1,904,000                        6.950%                 June 15, 2028
        B-6                    $   2,913,024                        6.950%                 June 15, 2028
        X-1                               (1)                          (2)                 June 15, 2028
        X-2                               (1)                          (3)                 June 15, 2028
        R(4)                   $         100                        6.950%                 June 15, 2028

                  (1) Each of the Class X-1 and Class X-2 Certificates shall have no Certificate Principal Balance, and will bear interest based on their Notional Principal Amount of $380,958,124.

                  (2) The Pass-Through Rate for the Class X-1 Certificates on each Distribution Date will be equal to the product of (a) the excess of
        (i) the Weighted Average of the Pass-Through Rate on the Subaccounts for such Distribution Date over (ii) 6.950% per annum and (b) 0.52356.

                  (3) The Class X-2 Certificates represent beneficial ownership of the Class X-2 Components. The Class X-2 Certificates have no Pass-Through Rate, but will be entitled to receive, on each Distribution Date, the Class X-2 Component Interest Amount.

                  (4) The Class R Certificates shall represent the beneficial ownership of the residual interest in both the Pooling REMIC and the Issuing REMIC. Following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 9(b) hereof, the Class R-1 registered Certificates shall have a Certificate Principal Balance of $100 (unless previously paid) and a Pass-Through Rate of 6.950%, and shall represent the residual interest in the Issuing REMIC, the Class R-2 Certificates shall have no Certificate Principal Balance and no Pass-Through Rate and shall represent the residual interest in the Pooling REMIC.

                  (5) For purposes of Treasury Regulation ss.1.860G-1(a)(4), the latest possible maturity date of each Class of Certificates shall be the Final Scheduled Distribution Date.

        The Certificates evidence, in the aggregate, the entire beneficial ownership interest in UPMFC Trust 1998-1 (the "Trust"), which consists primarily of a pool of Mortgage Loans transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Mortgage were purchased by the Registrant in a privately-negotiated transaction with Union Planters Bank, N.A., a national banking association (the "Bank") pursuant to a Sales Agreement, dated as of May 1, 1998, between the Registrant and the Bank. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class X-1 Certificates are collectively referred to herein as the "Offered Certificates." Each Class of Offered Certificates are senior to the Class B Certificates. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class X-1, Class X-2 and Class R Certificates are senior to the Class B Certificates.

        The Offered Certificates have been sold by the Registrant to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement dated May 13, 1998, among the Underwriter, the Registrant and the Bank. The Class X-2 Certificates have been transferred to the Bank, an affiliate of the Registrant. The Class B and Class R Certificates have been transferred to Union Planters Corporation, a Tennessee corporation and an affiliate of the Registrant.

        Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

        The description of the Mortgage Loans transferred to the Trustee pursuant to the Pooling and Servicing Agreement begins on the next page. The amounts contained in the following tables have been rounded to the nearest dollar amount or percentage, as applicable, except as necessary in order for the column to sum to the total listed.

1. MORTGAGE RATES (%)


--------------------------------------------------------------------------
                                                             PERCENT BY
                                         AGGREGATE           AGGREGATE
                       NUMBER OF         PRINCIPAL           PRINCIPAL
                        MORTGAGE       BALANCE AS OF       BALANCE AS OF
MORTGAGE RATES (%)       LOANS        THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------------------------------------
7.501 - 8.000              313           12,280,979            3.22
--------------------------------------------------------------------------
8.001 - 8.500            1,307           44,465,291           11.67
--------------------------------------------------------------------------
8.501 - 9.000            1,095           50,486,955           13.25
--------------------------------------------------------------------------
9.001 - 9.500            1,941           95,223,444           25.00
--------------------------------------------------------------------------
9.501 - 10.000           1,442           69,847,290           18.33
--------------------------------------------------------------------------
10.001 - 10.500          1,008           48,836,380           12.82
--------------------------------------------------------------------------
10.501 - 11.000            297           13,888,725            3.65
--------------------------------------------------------------------------
11.001 - 11.500            405           16,745,508            4.40
--------------------------------------------------------------------------
11.501 - 12.000            276           10,185,043            2.67
--------------------------------------------------------------------------
12.001 - 12.500            219            8,353,176            2.19
--------------------------------------------------------------------------
12.501 - 13.000            177            5,755,193            1.51
--------------------------------------------------------------------------
13.001 - 13.500             67            2,202,102            0.58
--------------------------------------------------------------------------
13.501 - 14.000             50            1,322,156            0.35
--------------------------------------------------------------------------
14.001 - 14.500              2               69,331            0.02
--------------------------------------------------------------------------
14.501 - 15.000              7              165,245            0.04
--------------------------------------------------------------------------
15.001 - 15.500             36              867,858            0.23
--------------------------------------------------------------------------
16.001 - 16.500              5              157,812            0.04
--------------------------------------------------------------------------
17.001 - 17.500              4              105,638            0.03
--------------------------------------------------------------------------
TOTAL:                   8,651          380,958,124          100.00
--------------------------------------------------------------------------


Wtd Avg: 9.87

                                       Top
--------------------------------------------------------------------------------

2. PROPERTY TYPE


--------------------------------------------------------------------------------
                                                                   PERCENT BY
                                                AGGREGATE          AGGREGATE
                              NUMBER OF         PRINCIPAL          PRINCIPAL
                              MORTGAGE        BALANCE AS OF      BALANCE AS OF
PROPERTY TYPE                   LOANS       THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------------------------------------------
Not Available                   4,755          206,416,649           54.18
--------------------------------------------------------------------------------
Single Family Detached          3,739          166,182,349           43.62
--------------------------------------------------------------------------------
Condo                             101            5,022,044            1.32
--------------------------------------------------------------------------------
Townhouse                          33            1,875,165            0.49
--------------------------------------------------------------------------------
2-4 Family                         21            1,277,053            0.34
--------------------------------------------------------------------------------
Prefabricated                       2              184,865            0.05
--------------------------------------------------------------------------------
TOTAL:                          8,651          380,958,124          100.00
--------------------------------------------------------------------------------

                                       Top
--------------------------------------------------------------------------------

3. PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

---------------------------------------------------------------------------------
                                                                    PERCENT BY
                                                  AGGREGATE         AGGREGATE
                               NUMBER OF          PRINCIPAL         PRINCIPAL
PRINCIPAL BALANCES             MORTGAGE         BALANCE AS OF     BALANCE AS OF
AS OF THE CUT-OFF DATE          LOANS         THE CUT-OFF DATE   THE CUT-OFF DATE
---------------------------------------------------------------------------------
0.01 - 10,000.00                   309            2,052,236            0.54
---------------------------------------------------------------------------------
10,000.01 - 20,000.00            1,144           17,364,825            4.56
---------------------------------------------------------------------------------
20,000.01 - 30,000.00            1,144           28,668,359            7.53
---------------------------------------------------------------------------------
30,000.01 - 40,000.00            1,301           45,725,904           12.00
---------------------------------------------------------------------------------
40,000.01 - 50,000.00            1,409           63,404,758           16.64
---------------------------------------------------------------------------------
50,000.01 - 60,000.00            1,283           70,558,018           18.52
---------------------------------------------------------------------------------
60,000.01 - 70,000.00            1,023           66,026,790           17.33
---------------------------------------------------------------------------------
70,000.01 - 80,000.00              530           39,545,866           10.38
---------------------------------------------------------------------------------
80,000.01 - 90,000.00              261           21,886,545            5.75
---------------------------------------------------------------------------------
90,000.01 - 100,000.00             127           12,047,302            3.16
---------------------------------------------------------------------------------
100,000.01 - 110,000.00             57            5,939,500            1.56
---------------------------------------------------------------------------------
110,000.01 - 120,000.00             30            3,422,686            0.90
---------------------------------------------------------------------------------
120,000.01 - 130,000.00             20            2,469,973            0.65
---------------------------------------------------------------------------------
130,000.01 - 140,000.00              7              933,036            0.24
---------------------------------------------------------------------------------
140,000.01 - 150,000.00              3              430,280            0.11
---------------------------------------------------------------------------------
150,000.01 - 160,000.00              2              309,201            0.08
---------------------------------------------------------------------------------
170,000.01 - 180,000.00              1              172,846            0.05
---------------------------------------------------------------------------------
TOTAL:                           8,651          380,958,124          100.00
---------------------------------------------------------------------------------

Average: 44,036

                                       Top
--------------------------------------------------------------------------------

4. ORIGINAL TERM

--------------------------------------------------------------------
                                                       PERCENT BY
                                    AGGREGATE          AGGREGATE
                 NUMBER OF          PRINCIPAL          PRINCIPAL
                 MORTGAGE         BALANCE AS OF      BALANCE AS OF
ORIGINAL TERM     LOANS         THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------------------------------
121 - 180            197            4,449,958            1.17
--------------------------------------------------------------------
181 - 240             63            1,484,945            0.39
--------------------------------------------------------------------
241 - 300            295            7,039,266            1.85
--------------------------------------------------------------------
301 - 360          8,096          367,983,955           96.59
--------------------------------------------------------------------
TOTAL:             8,651          380,958,124          100.00
--------------------------------------------------------------------

Wtd Avg: 356



                                       Top
--------------------------------------------------------------------------------

5. MORTGAGE LOAN OCCUPANCY TYPE

-----------------------------------------------------------------------------------
                                                                       PERCENT BY
                                                   AGGREGATE           AGGREGATE
                                 NUMBER OF         PRINCIPAL           PRINCIPAL
                                 MORTGAGE        BALANCE AS OF       BALANCE AS OF
MORTGAGE LOAN OCCUPANCY TYPE      LOANS         THE CUT-OFF DATE   THE CUT-OFF DATE
-----------------------------------------------------------------------------------
Owner Occupied                     7,794          345,883,634           90.79
-----------------------------------------------------------------------------------
Non-Owner Occupied                   715           28,668,335            7.53
-----------------------------------------------------------------------------------
Not Available                        101            4,431,733            1.16
-----------------------------------------------------------------------------------
Other                                 41            1,974,423            0.52
-----------------------------------------------------------------------------------
TOTAL:                             8,651          380,958,124          100.00
-----------------------------------------------------------------------------------


                                       Top
--------------------------------------------------------------------------------

6. REMAINING TERM TO MATURITY IN MONTHS

--------------------------------------------------------------------
                                                       PERCENT BY
                                    AGGREGATE          AGGREGATE
REMAINING TERM     NUMBER OF        PRINCIPAL          PRINCIPAL
TO MATURITY        MORTGAGE       BALANCE AS OF      BALANCE AS OF
IN MONTHS           LOANS        THE CUT-OFF DATE   THE CUT-OFF DATE
--------------------------------------------------------------------
  1 - 12               9               32,290            0.01
--------------------------------------------------------------------
 13 - 24              28              181,969            0.05
--------------------------------------------------------------------
 25 - 36              93              648,199            0.17
--------------------------------------------------------------------
 37 - 48              85            1,189,516            0.31
--------------------------------------------------------------------
 49 - 60              75            1,192,426            0.31
--------------------------------------------------------------------
 61 - 72             103            1,404,295            0.37
--------------------------------------------------------------------
 73 - 84              94            1,390,033            0.36
--------------------------------------------------------------------
 85 - 96             188            3,126,925            0.82
--------------------------------------------------------------------
 97 - 108            340            5,911,313            1.55
--------------------------------------------------------------------
109 - 120            477            9,835,193            2.58
--------------------------------------------------------------------
121 - 132            418           10,192,294            2.68
--------------------------------------------------------------------
133 - 144            405           12,573,138            3.30
--------------------------------------------------------------------
145 - 156            151            5,419,676            1.42
--------------------------------------------------------------------
157 - 168             97            4,193,775            1.10
--------------------------------------------------------------------
169 - 180            238            9,220,330            2.42
--------------------------------------------------------------------
181 - 192            323           13,470,710            3.54
--------------------------------------------------------------------
193 - 204            134            5,649,296            1.48
--------------------------------------------------------------------
205 - 216            672           35,030,661            9.20
--------------------------------------------------------------------
217 - 228          1,787           99,244,470           26.05
--------------------------------------------------------------------
229 - 240            995           50,618,343           13.29
--------------------------------------------------------------------
241 - 252            588           29,641,208            7.78
--------------------------------------------------------------------
253 - 264            382           21,290,772            5.59
--------------------------------------------------------------------
265 - 276            267           14,641,006            3.84
--------------------------------------------------------------------
277 - 288            308           18,647,738            4.89
--------------------------------------------------------------------
289 - 300            252           16,174,809            4.25
--------------------------------------------------------------------
301 - 312             70            4,937,715            1.30
--------------------------------------------------------------------
313 - 324             61            4,255,526            1.12
--------------------------------------------------------------------
325 - 336             11              844,497            0.22
--------------------------------------------------------------------
Total:             8,651          380,958,124          100.00
--------------------------------------------------------------------

Wtd Avg: 219

                                       Top
--------------------------------------------------------------------------------

7. YEAR OF ORIGINATION


------------------------------------------------------------------------
                                                           PERCENT BY
                                        AGGREGATE          AGGREGATE
                      NUMBER OF         PRINCIPAL          PRINCIPAL
                      MORTGAGE        BALANCE AS OF      BALANCE AS OF
YEAR OF ORIGINATION    LOANS        THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------------------------------------
1970                     34              137,940            0.04
------------------------------------------------------------------------
1971                     13              121,046            0.03
------------------------------------------------------------------------
1973                     33              324,120            0.09
------------------------------------------------------------------------
1974                     55              651,163            0.17
------------------------------------------------------------------------
1975                    131            1,734,348            0.46
------------------------------------------------------------------------
1976                    310            4,474,062            1.17
------------------------------------------------------------------------
1977                    456            8,163,231            2.14
------------------------------------------------------------------------
1978                    379            8,280,671            2.17
------------------------------------------------------------------------
1979                    535           15,355,254            4.03
------------------------------------------------------------------------
1980                    207            6,389,669            1.68
------------------------------------------------------------------------
1981                     52            1,793,375            0.47
------------------------------------------------------------------------
1982                    111            3,602,205            0.95
------------------------------------------------------------------------
1983                    411           16,038,013            4.21
------------------------------------------------------------------------
1984                    159            5,662,119            1.49
------------------------------------------------------------------------
1985                    377           17,638,390            4.63
------------------------------------------------------------------------
1986                  1,662           89,351,588           23.45
------------------------------------------------------------------------
1987                  1,430           74,746,258           19.62
------------------------------------------------------------------------
1988                    769           37,097,279            9.74
------------------------------------------------------------------------
1989                    429           23,408,571            6.14
------------------------------------------------------------------------
1990                    259           13,637,819            3.58
------------------------------------------------------------------------
1991                    299           17,950,444            4.71
------------------------------------------------------------------------
1992                    332           19,989,040            5.25
------------------------------------------------------------------------
1993                    118            8,046,772            2.11
------------------------------------------------------------------------
1994                     73            5,215,137            1.37
------------------------------------------------------------------------
1995                     17            1,149,611            0.30
------------------------------------------------------------------------
TOTAL:                8,651          380,958,124          100.00
------------------------------------------------------------------------

                                       Top
--------------------------------------------------------------------------------

8. YEAR OF MATURITY


---------------------------------------------------------------------
                                                         PERCENT BY
                                     AGGREGATE           AGGREGATE
                    NUMBER OF        PRINCIPAL           PRINCIPAL
                    MORTGAGE       BALANCE AS OF       BALANCE AS OF
YEAR OF MATURITY     LOANS       THE CUT-OFF DATE    THE CUT-OFF DATE
---------------------------------------------------------------------
1998                    4                9,493            0.00
---------------------------------------------------------------------
1999                   16               78,388            0.02
---------------------------------------------------------------------
2000                   66              435,420            0.11
---------------------------------------------------------------------
2001                  102            1,123,269            0.29
---------------------------------------------------------------------
2002                   77            1,164,642            0.31
---------------------------------------------------------------------
2003                   95            1,316,731            0.35
---------------------------------------------------------------------
2004                   90            1,312,868            0.34
---------------------------------------------------------------------
2005                  134            2,192,724            0.58
---------------------------------------------------------------------
2006                  314            5,378,770            1.41
---------------------------------------------------------------------
2007                  435            8,410,121            2.21
---------------------------------------------------------------------
2008                  398            9,208,303            2.42
---------------------------------------------------------------------
2009                  508           14,833,705            3.89
---------------------------------------------------------------------
2010                  197            6,400,775            1.68
---------------------------------------------------------------------
2011                   63            2,608,114            0.68
---------------------------------------------------------------------
2012                  141            5,725,031            1.50
---------------------------------------------------------------------
2013                  396           16,185,143            4.25
---------------------------------------------------------------------
2014                  142            5,616,547            1.47
---------------------------------------------------------------------
2015                  322           15,688,635            4.12
---------------------------------------------------------------------
2016                1,474           80,739,014           21.19
---------------------------------------------------------------------
2017                1,439           77,778,253           20.42
---------------------------------------------------------------------
2018                  742           36,366,520            9.55
---------------------------------------------------------------------
2019                  430           23,515,262            6.17
---------------------------------------------------------------------
2020                  248           13,211,068            3.47
---------------------------------------------------------------------
2021                  296           17,752,423            4.66
---------------------------------------------------------------------
2022                  304           18,547,237            4.87
---------------------------------------------------------------------
2023                  131            9,062,492            2.38
---------------------------------------------------------------------
2024                   69            5,089,006            1.34
---------------------------------------------------------------------
2025                   18            1,208,170            0.32
---------------------------------------------------------------------
TOTAL:              8,651          380,958,124          100.00
---------------------------------------------------------------------

                                       Top
--------------------------------------------------------------------------------

9. ORIGINAL LOAN-TO-VALUE RATIO (%)


----------------------------------------------------------------------------
                                                               PERCENT BY
                                             AGGREGATE         AGGREGATE
                           NUMBER OF         PRINCIPAL         PRINCIPAL
ORIGINAL                   MORTGAGE        BALANCE AS OF     BALANCE AS OF
LOAN-TO-VALUE RATIO (%)     LOANS        THE CUT-OFF DATE   THE CUT-OFF DATE
----------------------------------------------------------------------------
Not Available               4,179          156,103,311           40.98
----------------------------------------------------------------------------
20.001 - 30.000                 4              148,622            0.04
----------------------------------------------------------------------------
30.001 - 40.000                 8              289,748            0.08
----------------------------------------------------------------------------
40.001 - 50.000                10              366,911            0.10
----------------------------------------------------------------------------
50.001 - 60.000                26              993,630            0.26
----------------------------------------------------------------------------
60.001 - 70.000                39            1,934,330            0.51
----------------------------------------------------------------------------
70.001 - 80.000               116            5,335,847            1.40
----------------------------------------------------------------------------
80.001 - 85.000               113            5,731,302            1.50
----------------------------------------------------------------------------
85.001 - 90.000               282           15,240,232            4.00
----------------------------------------------------------------------------
90.001 - 95.000               416           22,028,428            5.78
----------------------------------------------------------------------------
95.001 - 100.000            1,921           92,329,271           24.24
----------------------------------------------------------------------------
100.001 -105.000            1,537           80,456,494           21.12
----------------------------------------------------------------------------
TOTAL:                      8,651          380,958,124          100.00
----------------------------------------------------------------------------


Wtd Avg: 96.67


                                       Top
--------------------------------------------------------------------------------

10. GEOGRAPHIC DISTRIBUTION


------------------------------------------------------------------------------
                                                                  PERCENT BY
                                               AGGREGATE          AGGREGATE
                             NUMBER OF         PRINCIPAL          PRINCIPAL
                             MORTGAGE        BALANCE AS OF      BALANCE AS OF
GEOGRAPHIC DISTRIBUTION       LOANS        THE CUT-OFF DATE   THE CUT-OFF DATE
------------------------------------------------------------------------------
Texas                         2,052           93,140,440           24.45
------------------------------------------------------------------------------
California                      954           53,777,027           14.12
------------------------------------------------------------------------------
Florida                         882           41,492,085           10.89
------------------------------------------------------------------------------
Arizona                         385           19,030,107            5.00
------------------------------------------------------------------------------
New York                        430           13,801,637            3.62
------------------------------------------------------------------------------
Georgia                         302           13,741,394            3.61
------------------------------------------------------------------------------
Tennessee                       278           11,337,730            2.98
------------------------------------------------------------------------------
Louisiana                       234           10,870,474            2.85
------------------------------------------------------------------------------
Colorado                        203           10,310,402            2.71
------------------------------------------------------------------------------
Illinois                        199           10,195,998            2.68
------------------------------------------------------------------------------
Virginia                        206            9,211,419            2.42
------------------------------------------------------------------------------
Minnesota                       219            8,769,790            2.30
------------------------------------------------------------------------------
New Jersey                      230            7,285,481            1.91
------------------------------------------------------------------------------
Oklahoma                        166            7,235,670            1.90
------------------------------------------------------------------------------
Nebraska                        203            6,967,953            1.83
------------------------------------------------------------------------------
Ohio                            213            6,754,365            1.77
------------------------------------------------------------------------------
Pennsylvania                    230            5,742,449            1.51
------------------------------------------------------------------------------
Maryland                         92            4,799,304            1.26
------------------------------------------------------------------------------
Kansas                          119            4,736,926            1.24
------------------------------------------------------------------------------
North Carolina                   92            4,219,138            1.11
------------------------------------------------------------------------------
Washington                      117            3,961,703            1.04
------------------------------------------------------------------------------
Missouri                        101            3,775,306            0.99
------------------------------------------------------------------------------
Nevada                           75            3,714,957            0.98
------------------------------------------------------------------------------
Alabama                         116            3,626,499            0.95
------------------------------------------------------------------------------
Indiana                          66            2,610,961            0.69
------------------------------------------------------------------------------
Mississippi                      56            2,477,088            0.65
------------------------------------------------------------------------------
South Carolina                   58            2,122,867            0.56
------------------------------------------------------------------------------
Arkansas                         57            1,837,764            0.48
------------------------------------------------------------------------------
Michigan                         42            1,302,586            0.34
------------------------------------------------------------------------------
Iowa                             40            1,274,909            0.33
------------------------------------------------------------------------------
Wisconsin                        27            1,094,719            0.29
------------------------------------------------------------------------------
District of Columbia             28            1,062,022            0.28
------------------------------------------------------------------------------
Utah                             20              950,791            0.25
------------------------------------------------------------------------------
Alaska                           11              836,803            0.22
------------------------------------------------------------------------------
New Mexico                       16              832,580            0.22
------------------------------------------------------------------------------
Kentucky                         20              715,299            0.19
------------------------------------------------------------------------------
Montana                          16              668,143            0.18
------------------------------------------------------------------------------
Connecticut                       9              662,098            0.17
------------------------------------------------------------------------------
Massachusetts                     7              605,043            0.16
------------------------------------------------------------------------------
Oregon                           16              600,354            0.16
------------------------------------------------------------------------------
Wyoming                          13              569,094            0.15
------------------------------------------------------------------------------
Delaware                          8              367,743            0.10
------------------------------------------------------------------------------
Maine                             7              296,924            0.08
------------------------------------------------------------------------------
Hawaii                            3              291,417            0.08
------------------------------------------------------------------------------
Rhode Island                      3              285,573            0.07
------------------------------------------------------------------------------
Idaho                             7              279,136            0.07
------------------------------------------------------------------------------
South Dakota                      6              248,335            0.07
------------------------------------------------------------------------------
New Hampshire                     3              222,622            0.06
------------------------------------------------------------------------------
West Virginia                    12              214,269            0.06
------------------------------------------------------------------------------
North Dakota                      2               30,731            0.01
------------------------------------------------------------------------------
Total:                        8,651          380,958,124          100.00
------------------------------------------------------------------------------

                                       Top
--------------------------------------------------------------------------------

11. LOAN TYPE


----------------------------------------------------------------
                                                    PERCENT BY
                                AGGREGATE           AGGREGATE
               NUMBER OF        PRINCIPAL           PRINCIPAL
               MORTGAGE       BALANCE AS OF       BALANCE AS OF
LOAN TYPE       LOANS        THE CUT-OFF DATE   THE CUT-OFF DATE
----------------------------------------------------------------
FHA             5,884          265,807,365           69.77
----------------------------------------------------------------
VA              2,767          115,150,759           30.23
----------------------------------------------------------------
TOTAL:          8,651          380,958,124          100.00
----------------------------------------------------------------


                                      Top
--------------------------------------------------------------------------------

12. GEOGRAPHIC DISTRIBUTION FHA LOANS


------------------------------------------------------------------------------
                                                                  PERCENT BY
                                               AGGREGATE          AGGREGATE
GEOGRAPHIC                   NUMBER OF         PRINCIPAL          PRINCIPAL
DISTRIBUTION                 MORTGAGE        BALANCE AS OF      BALANCE AS OF
FHA LOANS                     LOANS        THE CUT-OFF DATE   THE CUT-OFF DATE
------------------------------------------------------------------------------
Texas                         1,380           62,989,400           23.70
------------------------------------------------------------------------------
California                      628           35,559,412           13.38
------------------------------------------------------------------------------
Florida                         683           33,453,879           12.59
------------------------------------------------------------------------------
Arizona                         272           13,863,503            5.22
------------------------------------------------------------------------------
New York                        319           11,233,012            4.23
------------------------------------------------------------------------------
Georgia                         220           10,330,765            3.89
------------------------------------------------------------------------------
Tennessee                       218            9,315,127            3.50
------------------------------------------------------------------------------
Illinois                        144            7,582,423            2.85
------------------------------------------------------------------------------
Louisiana                       166            7,438,913            2.80
------------------------------------------------------------------------------
Colorado                        128            6,920,463            2.60
------------------------------------------------------------------------------
Minnesota                       138            6,138,648            2.31
------------------------------------------------------------------------------
Oklahoma                        141            6,097,368            2.29
------------------------------------------------------------------------------
Ohio                            137            4,841,282            1.82
------------------------------------------------------------------------------
Virginia                        100            4,621,246            1.74
------------------------------------------------------------------------------
New Jersey                      131            4,202,530            1.58
------------------------------------------------------------------------------
Pennsylvania                    155            3,919,400            1.47
------------------------------------------------------------------------------
Nebraska                        119            3,733,134            1.40
------------------------------------------------------------------------------
Kansas                           82            3,257,097            1.23
------------------------------------------------------------------------------
Maryland                         55            3,075,529            1.16
------------------------------------------------------------------------------
Nevada                           55            2,673,648            1.01
------------------------------------------------------------------------------
North Carolina                   52            2,557,007            0.96
------------------------------------------------------------------------------
Washington                       76            2,509,283            0.94
------------------------------------------------------------------------------
Missouri                         67            2,470,512            0.93
------------------------------------------------------------------------------
Alabama                          64            2,126,735            0.80
------------------------------------------------------------------------------
Mississippi                      43            1,987,867            0.75
------------------------------------------------------------------------------
Indiana                          49            1,920,447            0.72
------------------------------------------------------------------------------
South Carolina                   31            1,247,284            0.47
------------------------------------------------------------------------------
Arkansas                         33            1,096,222            0.41
------------------------------------------------------------------------------
Iowa                             29            1,018,622            0.38
------------------------------------------------------------------------------
Michigan                         31              972,535            0.37
------------------------------------------------------------------------------
Utah                             18              939,427            0.35
------------------------------------------------------------------------------
District of Columbia             15              676,814            0.25
------------------------------------------------------------------------------
Alaska                            7              620,101            0.23
------------------------------------------------------------------------------
Montana                          15              619,319            0.23
------------------------------------------------------------------------------
New Mexico                       12              565,126            0.21
------------------------------------------------------------------------------
Oregon                           11              444,570            0.17
------------------------------------------------------------------------------
Wisconsin                        13              419,407            0.16
------------------------------------------------------------------------------
Connecticut                       6              381,962            0.14
------------------------------------------------------------------------------
Kentucky                         10              342,271            0.13
------------------------------------------------------------------------------
Wyoming                           6              316,742            0.12
------------------------------------------------------------------------------
Delaware                          5              243,301            0.09
------------------------------------------------------------------------------
Rhode Island                      2              226,943            0.09
------------------------------------------------------------------------------
Idaho                             5              223,227            0.08
------------------------------------------------------------------------------
Maine                             5              202,950            0.08
------------------------------------------------------------------------------
Hawaii                            1              172,846            0.07
------------------------------------------------------------------------------
Massachusetts                     2              153,999            0.06
------------------------------------------------------------------------------
West Virginia                     3               68,768            0.03
------------------------------------------------------------------------------
South Dakota                      1               26,115            0.01
------------------------------------------------------------------------------
North Dakota                      1               10,183            0.00
------------------------------------------------------------------------------
TOTAL:                        5,884          265,807,365          100.00
------------------------------------------------------------------------------

                                       Top
--------------------------------------------------------------------------------

13. GEOGRAPHIC DISTRIBUTION VA LOANS

-------------------------------------------------------------------------------
                                                                   PERCENT BY
                                                AGGREGATE          AGGREGATE
GEOGRAPHIC                   NUMBER OF          PRINCIPAL          PRINCIPAL
DISTRIBUTION                  MORTGAGE        BALANCE AS OF      BALANCE AS OF
VA LOANS                       LOANS        THE CUT-OFF DATE   THE CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Texas                           672           30,151,040           26.18
-------------------------------------------------------------------------------
California                      326           18,217,616           15.82
-------------------------------------------------------------------------------
Florida                         199            8,038,206            6.98
-------------------------------------------------------------------------------
Arizona                         113            5,166,605            4.49
-------------------------------------------------------------------------------
Virginia                        106            4,590,173            3.99
-------------------------------------------------------------------------------
Louisiana                        68            3,431,560            2.98
-------------------------------------------------------------------------------
Georgia                          82            3,410,629            2.96
-------------------------------------------------------------------------------
Colorado                         75            3,389,938            2.94
-------------------------------------------------------------------------------
Nebraska                         84            3,234,819            2.81
-------------------------------------------------------------------------------
New Jersey                       99            3,082,951            2.68
-------------------------------------------------------------------------------
Minnesota                        81            2,631,142            2.28
-------------------------------------------------------------------------------
Illinois                         55            2,613,575            2.27
-------------------------------------------------------------------------------
New York                        111            2,568,625            2.23
-------------------------------------------------------------------------------
Tennessee                        60            2,022,602            1.76
-------------------------------------------------------------------------------
Ohio                             76            1,913,083            1.66
-------------------------------------------------------------------------------
Pennsylvania                     75            1,823,049            1.58
-------------------------------------------------------------------------------
Maryland                         37            1,723,775            1.50
-------------------------------------------------------------------------------
North Carolina                   40            1,662,130            1.44
-------------------------------------------------------------------------------
Alabama                          52            1,499,764            1.30
-------------------------------------------------------------------------------
Kansas                           37            1,479,830            1.29
-------------------------------------------------------------------------------
Washington                       41            1,452,420            1.26
-------------------------------------------------------------------------------
Missouri                         34            1,304,793            1.13
-------------------------------------------------------------------------------
Oklahoma                         25            1,138,302            0.99
-------------------------------------------------------------------------------
Nevada                           20            1,041,309            0.90
-------------------------------------------------------------------------------
South Carolina                   27              875,583            0.76
-------------------------------------------------------------------------------
Arkansas                         24              741,542            0.64
-------------------------------------------------------------------------------
Indiana                          17              690,514            0.60
-------------------------------------------------------------------------------
Wisconsin                        14              675,311            0.59
-------------------------------------------------------------------------------
Mississippi                      13              489,222            0.42
-------------------------------------------------------------------------------
Massachusetts                     5              451,044            0.39
-------------------------------------------------------------------------------
District of Columbia             13              385,208            0.33
-------------------------------------------------------------------------------
Kentucky                         10              373,027            0.32
-------------------------------------------------------------------------------
Michigan                         11              330,050            0.29
-------------------------------------------------------------------------------
Connecticut                       3              280,137            0.24
-------------------------------------------------------------------------------
New Mexico                        4              267,454            0.23
-------------------------------------------------------------------------------
Iowa                             11              256,287            0.22
-------------------------------------------------------------------------------
Wyoming                           7              252,352            0.22
-------------------------------------------------------------------------------
New Hampshire                     3              222,622            0.19
-------------------------------------------------------------------------------
South Dakota                      5              222,220            0.19
-------------------------------------------------------------------------------
Alaska                            4              216,702            0.19
-------------------------------------------------------------------------------
Oregon                            5              155,784            0.14
-------------------------------------------------------------------------------
West Virginia                     9              145,501            0.13
-------------------------------------------------------------------------------
Delaware                          3              124,441            0.11
-------------------------------------------------------------------------------
Hawaii                            2              118,572            0.10
-------------------------------------------------------------------------------
Maine                             2               93,974            0.08
-------------------------------------------------------------------------------
Rhode Island                      1               58,630            0.05
-------------------------------------------------------------------------------
Idaho                             2               55,909            0.05
-------------------------------------------------------------------------------
Montana                           1               48,824            0.04
-------------------------------------------------------------------------------
North Dakota                      1               20,549            0.02
-------------------------------------------------------------------------------
Utah                              2               11,364            0.01
-------------------------------------------------------------------------------
TOTAL:                        2,767          115,150,759          100.00
-------------------------------------------------------------------------------


                                       Top

Exhibits

         4.1(a) Copy of the Standard Terms to Pooling and Servicing Agreement (May 1998 Edition).

         4.1(b) Copy of the Series 1998-1 Pooling and Servicing Agreement, dated as of May 1, 1998, by and among the Registrant, Union Planters Bank, N.A., as Master Servicer, The Bank of New York, as Contract of Insurance Holder, and The Bank of New York, as Trustee. (related exhibits available upon request of the Master Servicer)

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 28, 1998                        UNION PLANTERS MORTGAGE
                                    FINANCE CORP.



                                    By:/s/ James K. Plunkett
                                       ----------------------
                                    Name:  James K. Plunkett
                                    Title: Vice President

                                INDEX TO EXHIBITS


         4.1(a) Copy of the Standard Terms to Pooling and Servicing Agreement (May 1998 Edition).

         4.1(b) Copy of the Series 1998-1 Pooling and Servicing Agreement, dated as of May 1, 1998, by and among the Registrant, Union Planters Bank, N.A., as Master Servicer, The Bank of New York, as Contract of Insurance Holder, and The Bank of New York, as Trustee. (related exhibits available upon request of the Master Servicer)